SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Rule §240.14a12

FULTON FINANCIAL CORPORATION

(Name of Registrant as specified in its Charter)

____________________________________

(Name of person(s) filing Proxy Statement,

if other than the Registrant)

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P.O. Box 4887

One Penn Square

Lancaster, Pennsylvania 17604

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 2, 2006

TO THE SHAREHOLDERS OF FULTON FINANCIAL CORPORATION:

NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular Annual Meeting of the shareholders of FULTON FINANCIAL CORPORATION will be held on Tuesday, May 2, 2006, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, for the purpose of considering and voting upon the following matters:

          1.  ELECTION OF DIRECTORS.  To elect seven directors for the terms specified.

          2.  OTHER BUSINESS.  To consider such other business as may properly be brought before the meeting and any adjournments thereof.

Only those shareholders of record at the close of business on March 14, 2006 shall be entitled to be given notice of, and to vote at, the meeting.

It is requested that you promptly execute the enclosed Proxy and return it in the enclosed postpaid envelope.  Alternatively, you may vote by telephone or electronically through the Internet by following the instructions on the proxy card.  You are cordially invited to attend the meeting.  Your Proxy is revocable and may be withdrawn at any time before it is voted at the meeting.

A copy of the Annual Report of Fulton Financial Corporation is also enclosed.

Sincerely,
George R. Barr, Jr. Secretary

Enclosures

March 27, 2006

PROXY STATEMENT

Dated and To Be Mailed on or about: March 27, 2006

P.O. Box 4887, One Penn Square

Lancaster, Pennsylvania 17604

(717) 291-2411

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 2, 2006

TABLE OF CONTENTS

GENERAL

4

Introduction

4

Date, Time and Place of Meeting

4

Shareholders Entitled to Vote

4

Purpose of Meeting

4

Solicitation of Proxies

4

Revocability and Voting of Proxies

5

Voting of Shares and Principal Holders Thereof

5

Recommendation of the Board of Directors

6

Shareholder Proposals

6

Contacting the Board of Directors

6

Code of Conduct

6

SELECTION OF DIRECTORS

7

General Information

7

Procedure for Shareholder Nominations

7

Director Qualifications

7

ELECTION OF DIRECTORS

8

General Information

8

Information about Nominees and Continuing Directors

8

Security Ownership of Directors, Nominees and Management

12

Vote Required

14

INFORMATION CONCERNING EXECUTIVE OFFICERS

15

Executive Officers

15

Executive Compensation

16

INFORMATION CONCERNING DIRECTORS

21

Meetings and Committees of the Board of Directors

21

Executive Sessions

22

Annual Meeting Attendance

22

Compensation of Directors

23

Transactions with Directors and Executive Officers

23

Section 16(a) Beneficial Ownership Reporting Compliance

23

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

24

ADDITIONAL INFORMATION

25

OTHER MATTERS

26

EXHIBITS

27

Exhibit A - Report of Audit Committee

27

 GENERAL

Introduction

Fulton Financial Corporation, a Pennsylvania business corporation and registered financial holding company, was organized pursuant to a plan of reorganization adopted by Fulton Bank and implemented on June 30, 1982.  On that date, Fulton Bank became a wholly owned subsidiary of Fulton Financial Corporation and the shareholders of Fulton Bank became shareholders of Fulton Financial Corporation.  Since that time, Fulton Financial Corporation has acquired other banks and currently owns the following subsidiary banks:  Fulton Bank, Delaware National Bank, Lebanon Valley Farmers Bank, FNB Bank, N.A., Hagerstown Trust Company, Lafayette Ambassador Bank, Swineford National Bank, The Bank, The Peoples Bank of Elkton, Skylands Community Bank, Premier Bank, Resource Bank, First Washington State Bank, Somerset Valley Bank and The Columbia Bank.  In addition, Fulton Financial Corporation has several direct, non-banking subsidiaries including:  Fulton Financial Advisors, National Association (which offers fiduciary and investment services), Fulton Insurance Services Group, Inc. (which operates an insurance agency selling life insurance and related insurance products), Fulton Financial Realty Company (which owns or leases certain properties on which certain branch and operational facilities are located), Fulton Reinsurance Company, Ltd. (which reinsures credit life, health and accident insurance that is directly related to extensions of credit by subsidiary banks of Fulton Financial Corporation), Central Pennsylvania Financial Corp. (which owns, directly or indirectly, certain limited partnership interests, principally in low-moderate income and elderly housing projects), and FFC Management, Inc. (which holds certain investment securities and corporate owned life insurance policies).

On February 1, 2006, Fulton Financial Corporation completed its acquisition of Columbia Bancorp, of Columbia, Maryland, a $1.3 billion bank holding company.  Its primary subsidiary, The Columbia Bank, which operates 20 full-service community banking offices and five-retirement community banking offices in Howard, Montgomery, Prince George's and Baltimore Counties as well as Baltimore City, became a wholly owned subsidiary of Fulton Financial Corporation.

The meeting to which this Proxy Statement relates will be the twenty-fourth Annual Meeting of the shareholders of Fulton Financial Corporation.

Date, Time and Place of Meeting

The regular Annual Meeting of the shareholders of Fulton Financial Corporation will be held on Tuesday, May 2, 2006, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania.

Shareholders Entitled to Vote

Only those shareholders of record at the close of business on March 14, 2006 shall be entitled to receive notice of, and to vote at, the meeting.

Purpose of Meeting

The shareholders will be asked to consider and vote upon the following matters at the meeting:  (i) to elect seven directors for the terms specified herein; and (ii) to consider and vote upon such other business as may be properly brought before the meeting and any adjournment thereof.

Solicitation of Proxies

This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Fulton Financial Corporation for use at the Annual Meeting of shareholders to be held at 12:00 noon on Tuesday, May 2, 2006, and any adjournments thereof.

Revocability and Voting of Proxies

The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person.  A shareholder may revoke any proxy given pursuant to this solicitation by delivering written notice of revocation to George R. Barr, Jr., Secretary of Fulton Financial Corporation, at any time before the proxy is voted at the meeting.  Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy.  In the absence of instructions, all proxies will be voted FOR the election of the seven nominees identified in this Proxy Statement. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors of Fulton Financial Corporation.

Shares held for the account of shareholders who participate in the Dividend Reinvestment and Stock Purchase Plan and for the account of employees who participate in the Employee Stock Purchase Plan will be voted in accordance with the instructions of each shareholder as set forth in his or her proxy.  If a shareholder who participates in these plans does not return a proxy, the shares held for the shareholder's account by the Plan Agent will not be voted.

Shares held for the account of employees of Fulton Financial Corporation and its subsidiaries who participate in the Fulton Financial Stock Fund of the Fulton Financial Corporation Profit Sharing Plan and Affiliate 401(k) Savings Plan will be voted by the Plan Trustee (Fulton Financial Advisors, National Association) in accordance with the instructions of each participant as set forth in the separate voting instruction card sent to the participant with respect to such shares.  To allow sufficient time for the Plan Trustee to vote, participants’ voting instructions must be received by April 21, 2006.  Shares held under the Fulton Financial Stock Fund with respect to which no voting instructions are received by April 21, 2006, will be voted by the Plan Trustee FOR the election of the seven nominees identified in the Proxy Statement

Voting of Shares and Principal Holders Thereof

At the close of business on March 14, 2006, which is the record date for determination of shareholders entitled to receive notice of, and to vote at, the meeting and any adjournment thereof, Fulton Financial Corporation had outstanding 165,687,525 shares of common stock.  There is no other class of stock outstanding.  As of the record date, 3,436,836 shares of Fulton Financial Corporation common stock were held by Fulton Financial Advisors, National Association, a subsidiary of Fulton Financial Corporation, as sole fiduciary.  The shares held by Fulton Financial Advisors, National Association as sole fiduciary represent in the aggregate approximately 2.07 percent of the total shares outstanding and will be voted FOR the election of the seven nominees identified in this Proxy Statement.

A majority of the outstanding common stock present in person or by proxy constitutes a quorum for the conduct of business.  The judge of election will treat shares of Fulton Financial Corporation common stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.  Likewise, the judge of election will treat shares of common stock represented by "broker non-votes" (i.e., shares of common stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable rules of the National Association of Securities Dealers, Inc. or the instrument under which it serves in such capacity, and (iii) the record holder has indicated on the proxy or otherwise notified Fulton Financial Corporation that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum.

Each share is entitled to one vote on all matters submitted to a vote of the shareholders.  A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, except in cases where the vote of a greater number of shares is required by law or under the Articles of Incorporation or Bylaws.

In the case of the election of directors, the seven candidates receiving the highest number of votes cast at the Annual Meeting shall be elected to the Board of Directors.  Abstentions and broker non-votes will be counted as shares that are present at the meeting, but will not be counted as votes cast on the election of directors.

To the knowledge of Fulton Financial Corporation, no person owned of record or beneficially on the record date more than five percent of the outstanding common stock of Fulton Financial Corporation.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of the seven nominees identified in this Proxy Statement.

Shareholder Proposals

Shareholder proposals intended to be presented at the 2007 Annual Meeting must be received at the executive offices of Fulton Financial Corporation at One Penn Square, Lancaster, Pennsylvania not later than November 28, 2006, in order to be included in the proxy statement and proxy form to be prepared by Fulton Financial Corporation in connection with the 2007 Annual Meeting.  A shareholder may not submit more than one proposal, and the proposal, including any accompanying supporting statement, may not exceed 500 words.

In order to be eligible to submit a proposal, a shareholder must have continuously held at least $2,000 in market value of Fulton Financial Corporation common stock for at least one year before the date the proposal is submitted.  The shareholder must continue to hold that stock through the date of the 2007 Annual Meeting.

Any shareholder submitting a shareholder proposal to Fulton Financial Corporation must also provide Fulton Financial Corporation with a written statement verifying ownership of stock and confirming the shareholder’s intention to continue to hold the stock through the date of the 2007 Annual Meeting.  The shareholder, or a qualified representative, must attend the 2007 Annual Meeting to present the proposal.

Contacting the Board of Directors

Any shareholder of Fulton Financial Corporation who desires to contact the Board of Directors may do so by writing to: Board of Directors, Fulton Financial Corporation, P.O. Box 4887, One Penn Square, Lancaster, PA 17604.  These written communications will be provided to the Chair of the Executive Committee of the Board of Directors who will determine further distribution based on the nature of the information in the communication.  For example, communications concerning accounting, internal accounting controls or auditing matters will be shared with the Chair of the Audit Committee of the Board of Directors.

Code of Conduct

Fulton Financial Corporation has had a Code of Conduct ("Code") for two decades that governs the conduct of its directors, officers and employees.  The Code was revised in 2004 to comply with the requirements of the Sarbanes-Oxley Act of 2002 and NASDAQ listing standards, and Fulton Financial Corporation provides the Code to each director, officer and employee.  A copy of the Code of Conduct can be obtained, without cost, by writing to the Corporate Secretary at: Fulton Financial Corporation, P.O. Box 4887, One Penn Square, Lancaster, PA 17604.

 SELECTION OF DIRECTORS

General Information

The Bylaws of Fulton Financial Corporation provide that the Board of Directors shall consist of not less than two nor more than thirty-five persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one third of the number of the whole Board of Directors.  The Bylaws further provide that the directors of each class shall be elected for a term of three years, so that the term of office of one class of directors shall expire at the Annual Meeting each year.  The Bylaws provide that the Board of Directors shall determine the number of directors in each class of directors.

A majority of the Board of Directors may increase the number of directors between meetings of the shareholders.  Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors.  Any director who is appointed to fill a vacancy shall hold office until the next Annual Meeting of the shareholders and until a successor is elected and shall have qualified.  There is a mandatory retirement provision in the Bylaws, which states that the office of a director shall be considered vacant at the Annual Meeting of shareholders next following the director attaining the age of 70 years.

Procedure for Shareholder Nominations

Section 3 of Article II of the Bylaws of Fulton Financial Corporation requires that nominations, other than those made by or on behalf of the existing management of Fulton Financial Corporation, must be made in writing and must be delivered or mailed to the Chief Executive Officer of Fulton Financial Corporation not less than 14 days nor more than 50 days prior to the date of the Annual Meeting; provided, however, that if less than 21 days' notice of the meeting is given to the shareholders, such nominations must be mailed or delivered to the Chief Executive Officer of Fulton Financial Corporation not later than the close of business on the sixth day following the day on which notice of the meeting was mailed. The required notice must set forth the name, age, residence address and principal occupation of each nominee.  The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded.

Director Qualifications

In considering individuals nominated for board membership, the Board of Directors considers a variety of factors, including whether the candidate is recommended by executive management; the individual’s professional and personal qualifications, including business experience, education and community and charitable activities; and the individual’s familiarity with the communities in which Fulton Financial Corporation is located or is seeking to locate.  In 2004, the Board of Directors formed a nominating committee of the Board, whose members are independent and are responsible for recommending director nominees to the independent members of the Board of Directors.  The charter for the nominating committee is available on Fulton Financial Corporation’s website: www.fult.com.

 ELECTION OF DIRECTORS

General Information

The Board of Directors has fixed the number of directors at seventeen as of May 2, 2006.  There are ten continuing directors whose terms of office will expire at either the 2007 Annual Meeting or the 2008 Annual Meeting.  The Board of Directors has nominated the following persons for election to the Board of Directors for the terms specified below:

For a Term of Two Years - Class of 2008

John M. Bond, Jr.

For a Term of Three Years - Class of 2009

Jeffrey G. Albertson	Clyde W. Horst
Craig A. Dally	Willem Kooyker
Rufus A. Fulton, Jr.	R. Scott Smith, Jr.

Each of the above nominees is presently a director of Fulton Financial Corporation. The independent directors of the Board at a regular board meeting on January 17, 2006, unanimously approved their nomination.  In addition, with the exception of Directors Fulton, Horst and Smith, each nominee currently serves on one bank subsidiary board of directors and will continue to serve on such board as follows:  Director Albertson - The Bank; Director Bond - The Columbia Bank; Director Dally - Lafayette Ambassador Bank; and Director Kooyker - Somerset Valley Bank.  The Board of Directors recommends that the shareholders vote FOR the election of the seven nominees listed above.

In the event that any of the foregoing nominees is unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the Board of Directors of Fulton Financial Corporation may recommend.  However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

Information about Nominees and Continuing Directors

Information concerning the seven persons nominated by the Board for election to the Board of Directors of Fulton Financial Corporation at the 2006 Annual Meeting and concerning the ten continuing directors is set forth below, including whether they were determined by the Board of Directors to be independent for purposes of the NASDAQ listing standards. For some directors, years of service as a director include service as a director of Fulton Bank prior to the formation of Fulton Financial Corporation.

NOMINEE

CLASS OF 2008

(Two-Year Term)

JOHN M. BOND, Jr., age 62. Chairman of the Board and Chief Executive Officer, The Columbia Bank.  Mr. Bond also was Chairman of the Board and Chief Executive Officer of Columbia Bancorp.  Director since 2006.

NOMINEES

CLASS OF 2009

(Three-Year Term)

JEFFREY G. ALBERTSON, (Independent) age 65.  Attorney, Albertson Ward (law firm).

Director since 1996.

CRAIG A. DALLY, (Independent) age 49.  Attorney, Pierce & Dally, LLP (law firm).  Director since 2000.  Mr. Dally is a member of the Pennsylvania House of Representatives, serving District 138.

RUFUS A. FULTON, JR., age 65.  Retired Chairman of the Board and Chief Executive Officer, Fulton Financial Corporation.  Director since 1984.  Mr. Fulton also serves as a director of Burnham Holdings, Inc. and Highmark Blue Shield.

CLYDE W. HORST, (Independent) age 67.  President, Horst Hotels Co. (hotel operations).Director since 1978.

WILLEM KOOYKER, (Independent) age 63.  Chairman and Chief Executive Officer, Blenheim Capital Management, LLC (investment management company).  Director since 2005.

R. SCOTT SMITH, JR., age 59.  Chairman of the Board, President and Chief Executive Officer, Fulton Financial Corporation.  Director since 2001.

CONTINUING DIRECTORS

CLASS OF 2007

DONALD M. BOWMAN, JR., (Independent) age 67.  Partner, Bowman Group (trucking and real estate business).  Director since 1994.

CLARK S. FRAME, age 55.  Chairman, Premier Bank (banking).  Director since 2003.

GEORGE W. HODGES, (Independent) age 55.  President, The Wolf Organization, Inc. (distributors of lumber and building supplies).  Director since 2001.  Mr. Hodges also serves as a director of York Water Company, which is subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934.

THOMAS W. HUNT, (Independent) age 49.  Vice President, Summit Enterprises, Inc. (investment management company).  Director since 2004.

JOHN O. SHIRK, (Independent) age 62.  Attorney, Barley Snyder LLC (law firm).  Director since 1983.

CLASS OF 2008

PATRICK J. FREER, (Independent) age 56.  President, Strickler Insurance Agency, Inc. (insurance broker).  Director since 1996.

CAROLYN R. HOLLERAN, (Independent) age 67.  Retired Partner, Jerlyn Associates (real estate investments).  Director since 1994.

DONALD W. LESHER, JR., (Independent) age 61.  Retired President, Lesher Mack Sales and Service (truck dealership).  Director since 1998.

ABRAHAM S. OPATUT, age 58.  President, Colonial Marketing Associates (wholesale foods).  Director since 2005.

GARY A. STEWART, (Independent) age 58.  Partner, Stewart Associates (real estate developer).  Director since 2001.

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Security Ownership of Directors, Nominees and Management

The following table sets forth the number of shares of common stock beneficially owned as of March 14, 2006, by each director, nominee for director and executive officer named in the Summary Compensation Table under "Executive Officer Compensation" below.  Unless otherwise indicated in a footnote, shares shown as beneficially owned by each nominee, continuing director or executive officer are held either (i) individually by the person indicated, (ii) individually by the person's spouse or children living in the same household, (iii) jointly with the person's spouse or children living in the same household, or (iv) in the name of a bank, broker or nominee for the account of the person or the person's spouse. None of these individuals owns more than one percent of the Corporation’s common stock. The directors, nominees and executive officers of the Corporation as a group, owned of record and beneficially 5,607,024(1) shares of Fulton Financial Corporation common stock, representing 3.38 percent of such shares then outstanding.

Beneficial Owner	Title	Number of Common Shares Beneficially Owned
Jeffrey G. Albertson	Nominee for Director	226,453(2)
Richard J. Ashby, Jr.	Senior Executive Vice President	331,290(3)
John M. Bond, Jr.	Nominee for Director	809,702(4)
Donald M. Bowman, Jr.	Director	668,913(5)
Craig A. Dally	Nominee for Director	157,017(6)
Clark S. Frame	Director	324,711(7)
Patrick J. Freer	Director	67,509(8)
Rufus A. Fulton, Jr.	Nominee for Director	412,368(9)
George W. Hodges	Director	31,020(10)
Carolyn R. Holleran	Director	36,738
Clyde W. Horst	Nominee for Director	103,492(11)
Thomas W. Hunt	Director	415,330(12)
Willem Kooyker	Nominee for Director	339,617(13)
Donald W. Lesher, Jr.	Director	143,717(14)
Charles J. Nugent	Senior Executive Vice President and Chief Financial Officer	357,483(15)
Abraham S. Opatut	Director	357,579(16)
John O. Shirk	Director	49,671(17)
R. Scott Smith, Jr.	Nominee for Director and Chairman of the Board, President and Chief Executive Officer	445,129(18)
Gary A. Stewart	Director	329,285(19)

Footnotes

(1) Includes 1,409,190 shares issuable upon the exercise of vested stock options, which have been treated as outstanding shares for purposes of calculating the percentage of outstanding shares owned by directors and executive officers as a group.

(2) Includes 11,006 shares held by his spouse and 595 shares held by his child.  Also, includes 10,131 shares held in the Albertson Ward Profit Sharing Plan.  Mr. Albertson disclaims beneficial ownership of any of the shares held in the Albertson Ward Profit Sharing Plan beyond his pro rata vested interest as a participant in such Plan.

(3) Includes 8,454 shares held in the Corporation’s Profit Sharing Plan and 227,879 shares, which may be acquired pursuant to the exercise of stock options.  Also includes 41,931 shares held by his spouse.

(4) Includes 273,648 shares which may be acquired pursuant to the exercise of stock options and 73,070 shares held by his spouse.  Also includes 282,474 shares held by The Columbia Bank 401(k) Plan and Trust (Columbia 401(k) Plan) on March 10, 2006 for which Mr. Bond serves as Co-Trustee.  Mr. Bond disclaims beneficial ownership of the shares held in Columbia 401(k) Plan.

(5) Includes 36,660 shares held by his spouse and 159,184 shares held by Bowman Sales & Equipment, Inc.

(6) Includes 16,560 shares held as custodian for his children.

(7) Includes 34,776 shares held as custodian for his children.  Also includes 57,585 shares held in trust.  Mr. Frame disclaims any beneficial ownership of the 57,585 shares held in trust.

(8) Includes 235 shares owned by his spouse.  Also includes 45,294 shares held by Strickler Insurance Agency, Inc.  Mr. Freer disclaims beneficial ownership of any of these shares beyond his pro rata interest in the company.

(9) Includes 7,840 shares held by his spouse.  Mr. Fulton disclaims any beneficial ownership in the 7,840 shares held by his spouse.  Includes 53,026 shares held in the Corporation's Profit Sharing Plan and 176,047 shares which may be acquired pursuant to the exercise of stock options.

(10) Includes 22,006 shares owned by his spouse and 7,718 shares which may be acquired pursuant to the exercise of stock options.

(11) Includes 42,677 shares held by his spouse.

(12) Includes 209,425 shares owned by his spouse.  Also includes 112,696 shares held by his children and 47,068 shares which may be acquired pursuant to the exercise of stock options.

(13) Includes 207,208 shares held in annuity trusts.  Also includes 122,460 shares held in trust for his children.

(14) Includes 5,167 shares held by his spouse.

(15) Includes 48,646 shares held by his spouse.  Also includes 23,880 shares held in the Corporation’s Profit Sharing Plan and 273,359 shares which may be acquired pursuant to the exercise of stock options.

(16) Includes 6,655 shares owned by his spouse.  Also includes 39,559 shares owned by a partnership of which Mr. Opatut is a partner; 17,734 shares owned by a limited liability company of which Mr. Opatut is a managing member; and 97,511 shares which may be acquired pursuant to the exercise of stock options.

(17) Includes 16,316 shares owned by his spouse and 3,446 shares held as custodian for a child.  Also includes 3,101 shares held in a trust.

(18) Includes 264 shares held by his child.  Also includes 17,429 shares held in the Corporation's Profit Sharing Plan and 305,960 shares which may be acquired pursuant to the exercise of stock options.

(19) Includes 85,367 shares held in a grantor retained annuity trust and 85,031 shares held in the Stewart Foundation.  Mr. Stewart disclaims beneficial ownership of any of these shares beyond his pro rata interest in the Foundation.

Vote Required

The seven candidates receiving the highest number of votes cast at the Annual Meeting shall be elected to the Board of Directors.  Abstentions and broker non-votes will be counted as shares that are present at the meeting, but will not be counted as votes cast on the election of directors.

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 INFORMATION CONCERNING EXECUTIVE OFFICERS

Executive Officers1

The following persons are the executive officers of Fulton Financial Corporation:

Name	Age	Office Held and Term of Office
R. Scott Smith, Jr.	59

Chairman of the Board, President and Chief Executive Officer of Fulton Financial Corporation since January 2006; previously President and Chief Operating Officer of Fulton Financial Corporation; and Executive Vice President of Fulton Financial Corporation and Chairman, President and Chief Executive Officer of Fulton Bank.  Member of Senior Management of Fulton Financial Corporation.

Charles J. Nugent	57

Senior Executive Vice President and Chief Financial Officer of Fulton Financial Corporation since January 2001; previously Executive Vice President and Chief Financial Officer of Fulton Financial Corporation.  Member of Senior Management of Fulton Financial Corporation.

Richard J. Ashby, Jr.	61

Senior Executive Vice President of Fulton Financial Corporation since January 2006; previously Executive Vice President of Fulton Financial Corporation and Chairman and Chief Executive Officer of Fulton Bank; Chairman, President and Chief Executive Officer of Fulton Bank; President and Chief Operating Officer of Fulton Bank; and Chairman of the Board, President and Chief Executive Officer of Lafayette Ambassador Bank.  Member of Senior Management of Fulton Financial Corporation.

1 Effective January 1, 2006, the following persons became executive officers:  Craig H. Hill (age 51), Senior Executive Vice President; James E. Shreiner (age 56), Senior Executive Vice President; and E. Philip Wenger (age 48), Senior Executive Vice President of Fulton Financial Corporation and Chairman and Chief Executive Officer of Fulton Bank.  These individuals will be included in next year's proxy statement.

Executive Compensation

The following summary compensation table shows all compensation paid by Fulton Financial Corporation for services rendered during the past three fiscal years by the Chief Executive Officer and each of the most highly compensated named executive officers whose total annual salary and bonus exceeded $100,000 in 2005.

	Annual Compensation			Long-term Compensation
Name and Principal Position	Year	Salary	Bonus	Restricted Stock Awards	Options	All Other Compensation*
Rufus A. Fulton, Jr. Retired, Chairman of the Board and Chief Executive Officer	2005 2004 2003	$914,814.68 $818,518.74 $777,777.78	$35,185.18 $31,481.49 $28,703.70	$271,500	0** 65,000 36,000	$137,222.25 $122,777.81 $116,666.60
R. Scott Smith, Jr. Chairman, President and Chief Executive Officer	2005 2004 2003	$568,148.10 $495,926.08 $466,851.78	$21,851.85 $19,074.08 $17,222.22	0	62,500 55,000 30,000	$85,222.20 $74,388.91 $70,027.02
Charles J. Nugent Senior Executive Vice President and Chief Financial Officer	2005 2004 2003	$418,888.86 $390,000.00 $376,111.11	$16,111.11 $15,000.00 $13,888.89	0	53,750 48,000 26,000	$62,833.35 $58,500.00 $56,416.67
Richard J. Ashby, Jr. Senior Executive Vice President	2005 2004 2003	$370,740.97*** $346,666.85*** $335,925.92***	$14,259.27 $13,333.33 $12,407.41	0	45,000 40,000 22,000	$55,611.15 $52,000.03 $50,388.89

* Amounts of defined contribution retirement plan benefits accrued under the Fulton Financial Corporation Profit Sharing Plan and under separate Deferred Compensation Agreements for the account of each named executive officer.

** Mr. Fulton was granted 15,000 shares of restricted stock in lieu of stock options. On July 1, 2005, the shares of restricted stock were valued at $271,500.  As of December 30, 2005, they were valued at $264,000.  Mr. Fulton's restricted stock vested upon his retirement on January 1, 2006.

*** Includes amounts, the receipt of which has been deferred pursuant to the Fulton Financial Corporation Deferred Compensation Plan.

STOCK OPTION GRANTS IN FISCAL YEAR 2005

Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term

Name	Options Granted	% of Total Options Granted to Employees	Exercise or Base Price Per Share	Expiration Date	5%	10%
Rufus A. Fulton, Jr.	0*
R. Scott Smith, Jr.	62,500	5.72%	$17.975	June 30, 2015	$706,523.81	$1,790,470.05
Charles J. Nugent	53,750	4.92	$17.975	June 30, 2015	$607,610.47	$1,539,804.24
Richard J. Ashby, Jr.	45,000	4.12	$17.975	June 30, 2015	$508,697.14	$1,289,138.43

*Mr. Fulton was granted 15,000 restricted shares in lieu of stock options.

AGGREGATED STOCK OPTION EXERCISES IN FISCAL YEAR 2005
AND FISCAL YEAR END OPTION VALUES

Name	Shares Acquired on Exercise*	Value Realized	Number of Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End
			Exercisable	Unexercisable	Exercisable	Unexercisable
Rufus A. Fulton, Jr.	65,072	$381,269.44	176,047	0	$ 403,318.63	0
R. Scott Smith, Jr.	8,628	$ 95,730.74	392,127	62,500	$1,593,353.88	0
Charles J. Nugent	23,455	$277,801.02	348,410	53,750	$1,441,611.37	0
Richard J. Ashby, Jr.	15,046	$179,125.38	291,021	45,000	$1,170,192.71	0

*    Restated to reflect a five-for-four stock split paid on June 8, 2005.

EQUITY COMPENSATION PLAN INFORMATION(1)

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders(2)	6,777,688	$12.45	14,927,750

Equity compensation plans not approved by security holders	0	0	0

Total	6,777,688	$12.45	14,927,750

	(1) As of December 31, 2005.
	(2) The plans are Fulton Financial Corporation's 1996 Incentive Stock Option Plan and 2004 Stock Option and Compensation Plan.

COMMITTEE REPORT ON EXECUTIVE COMPENSATION

For 2005, compensation for executive officers of Fulton Financial Corporation was determined by the Board of Directors after receiving recommendations from the Executive Compensation Committee of the Board of Directors based upon external salary comparisons and individual performance.1  Fulton Financial Corporation’s executive compensation program is based, to a significant degree, on peer group information, because the Board of Directors believes that the Corporation must offer competitive salaries in order to recruit and retain qualified executive officers.

In making recommendations to the Board of Directors regarding the appropriate levels of executive officer compensation for 2005, the Executive Compensation Committee also considered the individual performance factors described in this paragraph.  With regard to the compensation paid to executive officers other than the Chief Executive Officer, the Executive Compensation Committee considered their own perceptions of the group, information provided by the Chief Executive Officer as to each executive officer's level of individual performance, contribution to the organization, and salary history during the past four years.  With regard to the compensation paid to the Chief Executive Officer, the Executive Compensation Committee considered his performance level, the results of management decisions made by him, and the earnings of Fulton Financial Corporation during the previous year.  The Executive Compensation Committee did not assign a particular weight to any of the foregoing individual performance factors, nor did it establish specific target levels for individual performance or corporate earnings.  The compensation recommendations of the Executive Compensation Committee were based on its overall subjective assessment of the value of the services provided by each executive officer to Fulton Financial Corporation, after giving careful consideration to the peer group compensation information and the individual performance factors discussed in this paragraph.

The peer group of bank holding companies used by the Executive Compensation Committee for purposes of making a comparative analysis of executive compensation for 2005 included the same bank holding companies that were in the peer group that was established by the Corporation in 2004 to compare shareholder returns, as indicated in the Performance Graph included in this Proxy Statement.  The peer group included bank holding companies that at the time were comparable to Fulton Financial Corporation in terms of asset size, although they were not necessarily comparable in terms of financial performance.

Pursuant to the 2004 Stock Option and Compensation Plan approved by the Board of Directors on October 21, 2003 and the shareholders in 2004, Fulton Financial Corporation is authorized to award incentive stock options, non-qualified stock options and restricted stock to key employees of Fulton Financial Corporation and its subsidiaries.  Stock options enable the recipients to purchase Fulton Financial Corporation common stock at the prices designated in the awarded options. The number of options available for grant in any calendar year is determined based on the performance of Fulton Financial Corporation measured in terms of total shareholder return for the immediately preceding five-year period relative to a peer group selected by the Executive Compensation Committee.  The awards of stock options made to the executive officers of Fulton Financial Corporation during 2005 were determined by the Board of Directors based on the recommendations of the Executive Compensation Committee. In making such recommendations, the Executive Compensation Committee considered the number of shares to be optioned and the profitability of Fulton Financial Corporation, as well as information provided by the Chief Executive Officer concerning the level of individual performance and contribution to the organization of each of the other executive officers.  The Executive Compensation Committee used the same criteria in determining the number of options to be awarded to the Chief Executive Officer.  However, the committee also decided to give the Chief Executive Officer the

1 The Board formed an Executive Compensation Committee in March 2004.  At an October 18, 2004 meeting, the Executive Compensation Committee reviewed and evaluated information concerning the compensation and performance of the executive officers of Fulton Financial Corporation and voted to recommend to the independent directors of the Board of Directors increases in the 2005 salaries for each of the executive officers.  At a regular board meeting on December 21, 2004, the independent directors of the Board of Directors, after discussion, approved the recommendations of the Executive Compensation Committee for increasing the 2005 salaries of the executive officers.

opportunity to choose to accept the stock options or 15,000 shares of restricted stock.  He chose to accept the restricted stock. The Executive Compensation Committee did not establish specific target levels for individual performance or corporate profitability. The Executive Compensation Committee believes, however, that awards of stock options, restricted stock and bonuses are an appropriate means of compensating executive officers based on the performance of Fulton Financial Corporation.

Executive Compensation Committee1

Donald W. Lesher, Jr., Chair	Patrick J. Freer
George W. Hodges, Vice Chair	Eugene H. Gardner
Donald M. Bowman, Jr.	Carolyn R. Holleran

SEVERANCE AGREEMENTS AND SURVIVORS' BENEFITS

Fulton Financial Corporation has entered into severance agreements with Messrs. Smith, Ashby and Nugent (the "Executives")2 .  Under the terms of those agreements, certain limited severance benefits are payable in the event an Executive resigns or is discharged other than for cause following, and for reasons relating to, a change in control of Fulton Financial Corporation.  Specifically, in the event of such a discharge or resignation, the Executive would be entitled to receive from Fulton Financial Corporation an annual benefit consisting of his then effective base salary, certain fringe benefits in lieu of coverage under employee benefit plans and a supplemental retirement benefit in lieu of his continuing participation in the Fulton Financial Corporation employee retirement plans.  Such benefits would be payable, in the cases of Messrs. Smith, Ashby and Nugent, for a period of three years, beginning on the date of the Executive's discharge or resignation and continuing until (i) he elects to terminate benefits in order to accept employment with another financial services institution; (ii) the end of the year in which he attains the age of 65; or (iii) he dies, whichever first occurs.

Officers of Fulton Financial Corporation and certain of its bank subsidiaries as of April 1, 1992, who had been employed by the Corporation for at least five years as of that date, are eligible to participate in a survivors' benefit program.  This program provides the employee's spouse, in the event of the employee's death prior to retirement, with an annual income equal to the lesser of $25,000 or 25 percent of the employee's final annual salary.  This benefit is paid from the date of death until the employee's 65th birthday with a minimum of ten annual payments.  Messrs. Smith and Ashby participate in this program.

1 The charter for the Executive Compensation Committee is available on Fulton Financial Corporation’s website: www.fult.com

2 Messrs. Shreiner, Wenger and Hill, who became executive officers on January 1, 2006 also have severance agreements.  Messrs. Shreiner and Wenger have agreements that provide for payment for 18 months.  Mr. Hill’s severance agreement provides for payment for 12 months.

PERFORMANCE GRAPH

The following graph shows cumulative investment returns to shareholders based on the assumptions that (A) an investment of $100 was made on December 31, 2000, in each of the following:  (i) Fulton Financial Corporation common stock; (ii) the stock of all United States companies traded on the NASDAQ Stock Market and (iii) common stock of a peer group approved by the Board of Directors on September 21, 2004 consisting of bank and financial holding companies located throughout the United States with assets of $6-20 billion and (B) all dividends were reinvested in such securities over the past five years.

Comparison of Five Year-Cumulative Total Returns

Fulton Financial Corporation

Legend	Description

FFC	FULTON FINANCIAL CORPORATION
NASDAQ	NASDAQ Stock Market (U.S. Companies)
2004 Peer Group

Self-Determined Peer Group consisting of bank and financial holding companies located throughout the United States with assets of $6-20 billion at 9/21/04 and not under an acquisition agreement as of 12/31/05

Notes:	A.	The lines represent yearly index levels derived from compounded daily returns that include all dividends.
	B.	If the yearly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
	C.	The index level for all series was set to 100.0 on 12/31/00.

	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05

FFC	100.00	102.52	107.05	143.77	165.65	161.52
NASDAQ	100.00	79.18	54.44	82.09	89.59	91.54
2004 Peer Group	100.00	113.20	113.26	147.35	170.95	171.68

Source : SNL Financial LC, Charlottesville, VA

 INFORMATION CONCERNING DIRECTORS

Meetings and Committees of the Board of Directors

The Board of Directors of Fulton Financial Corporation has a standing Executive Committee, Audit Committee, Nominating Committee, Executive Compensation Committee and Trust Committee.  There is also a standing Human Resources Committee which, except with regard to the executive officers of Fulton Financial Corporation, serves as the compensation committee.

Compensation Committee Interlocks and Insider Participation

In March 2004, the Executive Compensation Committee was formed and its membership consists only of independent directors.  In December 2004, this committee recommended the 2005 compensation for the executive officers to the independent directors of the Board, who then approved the committee’s recommendation. Members of the Executive Compensation Committee are Donald W. Lesher, Jr., Chair, George W. Hodges, Vice Chair, Mrs. Holleran and Messrs. Bowman, Freer, and Gardner.  There are no interlocking relationships, as defined in regulations of the SEC, involving members of the Executive Compensation Committee. Director Bowman has the indirect relationships described in "Transactions with Directors and Executive Officers." The Executive Compensation Committee is responsible for, among other things, recommending the compensation and stock option awards for the executive officers to the Board of Directors. The Executive Compensation Committee met four times in 2005.

Other Board Committees

Members of the Audit Committee are George W. Hodges, Chair, Thomas W. Hunt, Vice Chair, Mrs. Mary Ann Russell and Messrs. Gardner, Kooyker and Stewart.  Mrs. Russell and Mr. Gardner will be retiring as of the 2006 Annual Meeting in accordance with the Corporation's mandatory retirement policy. Director Freer will join the committee on the same date.  All members of the Audit Committee meet the experience and independence requirements of the National Association of Security Dealers, Inc., the Securities Exchange Act of 1934, and the rules and regulations of the SEC.  Directors Gardner and Hunt were determined to qualify, and agreed to serve, as the Audit Committee's "financial expert" as defined by the SEC regulations.  The Audit Committee met fourteen times during the year.  The Audit Committee is governed by a formal charter, which was adopted in 2004.  The Audit Committee's pre-approval policy and procedure for audit and non-audit services is set forth in its charter. The functions of the Audit Committee include, among other things, sole authority to appoint or replace the independent auditor; direct responsibility for the compensation and oversight of the work of the independent auditor; oversight of the overall relationship with the independent auditor; meeting with the independent auditor to review the scope of audit services; reviewing and discussing with management and the independent auditor annual and quarterly financial statements and related disclosures; overseeing the internal audit function; reviewing holding company regulatory examination reports and management's responses thereto; and reviewing periodic reports from the loan review function.

Members of the Nominating Committee are Craig A. Dally, Chair, Jeffrey G. Albertson, Vice Chair and Messrs. Bowman, Hunt, Shirk and Stewart.  The Nominating Committee met one time during the year.  The Nominating Committee is responsible for, among other things, recommending to the independent directors the nominees for election to the Board of Directors.

Members of the Executive Committee are Donald M. Bowman, Jr., Chair, Donald W. Lesher, Jr., Vice Chair, Mrs. Holleran and Messrs. Freer, Gardner, Hodges, and Smith. The Executive Committee met two times during the year.  Except for the powers expressly excluded in Section 5 of Article III of the Bylaws, the Executive Committee exercises the powers of the Board of Directors between board meetings. In January 2006, Chairman, President and Chief Executive Officer, R. Scott Smith, Jr. replaced Mr. Fulton on the Executive Committee and Mr. Fulton joined the Human Resources Committee.

Members of the Trust Committee are Craig A. Dally, Chair, Clark S. Frame, Vice Chair, and Messrs. Bowman, Horst, Mowad and Shirk.  Director Mowad will be retiring as of the 2006 Annual Meeting in accordance with the Corporation's mandatory retirement policy.  In 2005, Mr. Fulton and Mr. Smith served as ex-officio members of this Committee.  The Trust Committee met eight times during the year.  The Trust Committee is responsible for consulting with management of Fulton Financial Advisors, National Association, a subsidiary of Fulton Financial Corporation, and overseeing all trust, investment, insurance and related financial services which Fulton Financial Corporation performs, directly or indirectly through an affiliate.

Members of the Human Resources Committee are Jeffrey G. Albertson, Chair, Patrick J. Freer, Vice Chair, Mrs. Holleran and Messrs. Fulton, Lesher and Opatut.   In 2005, Mr. Fulton and Mr. Smith served as ex-officio members of this Committee.  The Committee met seven times during the year to review benefit and salary administration programs (except for executive officers of Fulton Financial Corporation) and other human resources matters affecting Fulton Financial Corporation and its subsidiaries.

There were eight meetings of the Board of Directors of Fulton Financial Corporation and forty-four meetings of committees of the Board of Directors of Fulton Financial Corporation during 2005.  No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and of the board committees on which he or she served.

Executive Sessions

The independent directors of the board met two times in executive session in 2005.

Annual Meeting Attendance

Fulton Financial Corporation does not have a formal policy requiring directors to attend the Annual Meeting, however, in order to facilitate their attendance, the corporation held its regularly scheduled board meeting for April at 9 a.m., April 13, 2005, at the Hershey Lodge and Convention Center, the same date and location as the 2004 Annual Meeting, which began at 12:00 noon.  One director was absent from that regular board meeting and did not attend the Annual Meeting.

Compensation of Directors

Each member of the Board of Directors of Fulton Financial Corporation is paid an annual fee of $20,000 for his or her services as a director, except that no fee is paid to any director who is also a salaried officer of Fulton Financial Corporation or one of its subsidiary banks.  In addition, directors are paid a fee of $1,000 for each Board of Directors meeting attended and $1,000 for each committee meeting attended on non-board meeting days. The chairperson of the Audit Committee is paid an annual fee of $10,000 and the chairpersons of the Executive Committee and Executive Compensation Committee are paid an annual fee of $2,500.  Certain directors have elected to participate in the Fulton Financial Corporation Deferred Compensation Plan, under which a director may elect not to receive the normal director's fees when earned, but instead, to receive them, together with interest, in a lump sum or in installments over a period of up to twenty (20) years following retirement.

Transactions with Directors and Executive Officers

Some of the directors and executive officers of Fulton Financial Corporation and the companies with which they are associated were customers of, and had banking transactions with Fulton Financial Corporation bank subsidiaries during 2005.  All loans and commitments to lend made to such persons and to the companies with which they are associated were made in the ordinary course of bank business, on substantially the same terms (including interest rates, collateral and repayment terms) as those prevailing at the time for comparable transactions with other persons, and did not involve more than a normal risk of collectibility or present other unfavorable features.  It is anticipated that similar transactions will be entered into in the future.

Some of the directors of Fulton Financial Corporation are members of law firms which provided legal services to Fulton Financial Corporation or its subsidiaries in 2005 and prior years.  The law firm of Albertson Ward, Woodbury, New Jersey, has provided legal services to The Bank, a subsidiary of Fulton Financial Corporation, for many years. In 2005, Albertson Ward was paid $136,090.75 in fees for such services, which constituted more than five percent (5%) of its gross revenues.  Director Jeffrey G. Albertson is a partner in this firm. The law firm of Barley Snyder LLC, Lancaster, Pennsylvania, provided legal services to Fulton Financial Corporation and its subsidiaries in 2005. The fees paid to Barley Snyder in 2005 did not exceed five (5%) of its gross revenues. Director John O. Shirk is a partner in this law firm.   The law firm of Pierce & Dally, LLP, Nazareth, Pennsylvania, provided legal services to Lafayette Ambassador Bank in 2005.  In 2005, Pierce & Dally was paid $45,517.73 in fees for such services, which constituted more than five percent (5%) of its gross revenues. Director Craig A. Dally is a partner in this law firm.  In each case, the law firm is expected to continue to provide legal services to Fulton Financial Corporation or its subsidiaries in the future.

In 2005, a banking subsidiary of Fulton Financial Corporation paid annual rent of $95,178 for a branch office to The Bowman Group, LLP. The same banking subsidiary paid annual rent of $108,000 for a branch office to Bowman 2000 LLC.  Director Donald M. Bowman, Jr. is a partner in The Bowman Group, LLP and he is the manager of Bowman 2000 LLC.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of Fulton Financial Corporation to file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of common stock and other equity securities of Fulton Financial Corporation.  To the knowledge of Fulton Financial Corporation, all Section 16(a) filing requirements applicable to its directors and executive officers have been complied with, except in the following cases:  with respect to Charles J. Nugent, a report was filed on March 25, 2005 for a disposition of 6,116 shares of Fulton Financial Corporation stock in connection with the exercise of a stock option on March 22, 2005; and with respect to Thomas W. Hunt, an amended Form 3 was filed on February 27, 2006 to include 1,279 shares of Fulton Financial Corporation stock which were  not reported in the original Form 3.  In  Mr. Nugent's case, the failure to file a timely report was inadvertent and occurred as a result of a delay in getting timely information from the stock transfer agent in reporting the transaction.  In Mr. Hunt's case, the failure to file a correct original Form 3 was inadvertent and occurred when his shares of Resource Bankshares Corporation (Resource)

were being exchanged for Fulton Financial Corporation stock following the merger of Resource with the Corporation.

 RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

For the year ended December 31, 2005, Fulton Financial Corporation engaged KPMG LLP ("KPMG"), independent certified public accountants, to audit the Corporation's financial statements.  The fees incurred for services rendered by KPMG for the years ended December 31, 2005 and 2004 are summarized in the following table.

	2005	2004

Audit Fees – Annual Audit and Quarterly Reviews (1)	$1,606,800	$1,822,600
Audit Fees – Issuance of Comfort Letters and Consents	218,800	35,000

Audit Fees Subtotal	1,825,600	1,857,600

Audit Related Fees – Student Loan Audit	6,240	5,000
Tax Fees - Preparation of Tax Returns	75,500	92,675
All Other Fees (2)	118,622	106,580

TOTAL	$2,025,962	$2,061,855

(1) Amounts presented for 2005 are based upon the audit engagement letter.  Final billings for 2005 may differ.

 (2) All Other Fees were for services rendered to the trust subsidiary, primarily for a SAS 70 report on the processing of transactions by the retirement services area.

The appointment of KPMG for the current year will be reviewed in the second quarter of 2006.  Representatives of KPMG are expected to be present at the 2006 Annual Meeting with the opportunity to make a statement and to be available to respond to appropriate questions.

The Audit Committee of the Board of Directors of Fulton Financial Corporation has carefully considered whether the provision of the non-audit services described above which were performed by KPMG in 2005 would be incompatible with maintaining the independence of KPMG in performing its audit services and has determined that, in its judgment, the independence of the auditor has not been compromised.

All fees paid to KPMG in 2005 and 2004 were preapproved by the Audit Committee.  The Audit Committee preapproves all auditing and permitted non-auditing services, including the fees and terms thereof, to be performed by its independent auditor, subject to the de minimus exceptions from non-auditing services permitted by the Securities Exchange Act of 1934.  However, these types of services are approved prior to completion of the services. The Committee may form and delegate authority to subcommittees consisting of one or more members, when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services.  Any decisions of such subcommittees to grant preapprovals shall be presented to the full Committee for ratification at its next scheduled meeting.

The Audit Committee, based on its review and discussion of the audited 2005 financial statements of the Corporation with management and the Corporation's auditor, KPMG, it recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission.  A copy of the report of the Audit Committee of its findings that resulted from its financial reporting oversight responsibilities is attached as Exhibit A.

 ADDITIONAL INFORMATION

A copy of the Annual Report of Fulton Financial Corporation on Form 10-K as filed with the Securities and Exchange Commission, including financial statements, is available without charge to shareholders upon written request addressed to the Corporate Secretary, Fulton Financial Corporation, P.O. Box 4887, Lancaster, Pennsylvania 17604.

Only one proxy statement is being delivered to multiple security holders sharing an address unless the Corporation has received contrary instructions from one or more of the security holders.  The Corporation will promptly deliver, upon written or oral request, a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the document was delivered.  Such a request should be made to the Corporate Secretary, Fulton Financial Corporation, P.O. Box 4887, Lancaster, Pennsylvania 17604, (717) 291-2411.  Requests to receive a separate mailing for future proxy statements should be made orally or in writing to the Corporate Secretary at the foregoing address or phone number.

 OTHER MATTERS

The Board of Directors of Fulton Financial Corporation knows of no matters other than those discussed in this Proxy Statement, which will be presented at the 2006 Annual Meeting.  However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors of Fulton Financial Corporation.

BY ORDER OF THE BOARD OF DIRECTORS

R. SCOTT SMITH, JR.

Chairman of the Board, President

and Chief Executive Officer

Lancaster, Pennsylvania

March 27, 2006

EXHIBIT A

Report of Audit Committee

February 27, 2006

To the Board of Directors of Fulton Financial Corporation:

We have reviewed and discussed with management the Corporation’s audited financial statements as of, and for the year ended, December 31, 2005.

We have discussed with representatives of KPMG LLP, the Corporation’s independent auditor, the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditor required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditor the auditor's independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005.

George W. Hodges, Chair

Thomas W. Hunt, Vice Chair

Eugene H. Gardner

Willem Kooyker

Mary Ann Russell

Gary A. Stewart

FULTON FINANCIAL CORPORATION ATTN; SHAREHOLDER SERVICES ONE PENN SQUARE LANCASTER, PA 17604

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ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Fulton Financial Corporation in mailing proxy material, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above for voting by Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 21, 2006.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Fulton Financial Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717 no later than April 21, 2006.

ANNUAL REPORT

Fulton Financial Corporation’s Annual Report may be viewed online by visiting our website at www.fult.com.  To request an Annual Report, please call Fulton Financial Advisors, N.A. – Retirement Services at (717) 291-2445.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

-------------------------------------------------------------------------------------------------FULFI3---------------------------------KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FULTON FINANCIAL CORPORATION

This proxy is solicited by the Board of

Directors and will be voted as directed. If no

directions are given, this proxy will be voted

FOR the election of the nominees listed

VOTE ON PROPOSAL NO. 1 - ELECTION OF DIRECTORS
DIRECTORS RECOMMEND A “FOR” VOTE FOR THE FOLLOWING NOMINEES FOR A TWO YEAR TERM: 01) John M. Bond, Jr.		All For □	All Withhold □	Except For All □	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below
___________________
DIRECTORS RECOMMEND A “FOR” VOTE FOR THE FOLLOWING NOMINEES FOR A THREE YEAR TERM:
02) Jeffrey G. Albertson	05) Clyde W. Horst
03) Craig A. Dally	06) Willem Kooyker
04) Rufus A. Fulton, Jr.	07) R. Scott Smith, Jr.

     This proxy also confers authority to vote on any other business that may be properly brought before the meeting or any adjournment thereof.  If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendation of the Board of Directors of Fulton Financial Corporation.

For address changes and/or comments, please check this box
and write them on the back where indicated.    □

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

This proxy hereby appoints David S. Etter, Samuel H. Jones, Jr. and Arthur M. Peters, Jr., or any one of them, as proxies, with full power of substitution, to represent and vote, as designated on the reverse side, all of the Fulton Financial Corporation Common Stock: (i) held of record by the signer on March 14, 2006, and (ii) which the signer is otherwise entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, May 2, 2006, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, or any adjournment thereof.

If shares of Fulton Financial Corporation Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attached to such shares (any of such plans, a "Voting Plan"), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Fulton Financial Corporation Common Stock in the undersigned's name and/or account under such Plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

Address Changes/Comments:

(If you noted any address changes/comments above, please mark corresponding box on reverse side.)

FULTON FINANCIAL CORPORATION ATTN; SHAREHOLDER SERVICES ONE PENN SQUARE LANCASTER, PA 17604

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Fulton Financial Corporation in mailing proxy material, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above for voting by Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Fulton Financial Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

-------------------------------------------------------------------------------------------------FULFI1---------------------------------KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FULTON FINANCIAL CORPORATION

This proxy is solicited by the Board of

Directors and will be voted as directed. If no

directions are given, this proxy will be voted

FOR the election of the nominees listed

VOTE ON PROPOSAL NO. 1 - ELECTION OF DIRECTORS
DIRECTORS RECOMMEND A “FOR” VOTE FOR THE FOLLOWING NOMINEES FOR A TWO YEAR TERM: 01) John M. Bond, Jr.		All For □	All Withhold □	Except For All □	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below
___________________
DIRECTORS RECOMMEND A “FOR” VOTE FOR THE FOLLOWING NOMINEES FOR A THREE YEAR TERM:
02) Jeffrey G. Albertson	05) Clyde W. Horst
03) Craig A. Dally	06) Willem Kooyker
04) Rufus A. Fulton, Jr.	07) R. Scott Smith, Jr.

     This proxy also confers authority to vote on any other business that may be properly brought before the meeting or any adjournment thereof.  If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendation of the Board of Directors of Fulton Financial Corporation.

For address changes and/or comments, please check this box
and write them on the back where indicated.    □

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

This proxy hereby appoints David S. Etter, Samuel H. Jones, Jr. and Arthur M. Peters, Jr., or any one of them, as proxies, with full power of substitution, to represent and vote, as designated on the reverse side, all of the Fulton Financial Corporation Common Stock: (i) held of record by the signer on March 14, 2006, and (ii) which the signer is otherwise entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, May 2, 2006, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, or any adjournment thereof.

Address Changes/Comments:

(If you noted any address changes/comments above, please mark corresponding box on reverse side.)

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